    POWER OF ATTORNEY
      Know all by these presents, that Russell R. Garcia hereby
constitutes and appoints James J. Peterson, John W. Hohener, Ralph
Brandi, Debbie Weber and John M. Holtrust, or any of them acting singly, each with full power of substitution, Russell R. Garcias true and lawful attorney-in-fact to:

      (1) execute for and on behalf of Russell R. Garcia, in
Russell R. Garcias capacity as an executive officer and/or director of MICROSEMI CORPORATION (the Company):  (i) a Form 3, Initial
Statement of Beneficial Ownership of Securities; (ii) a Form 4,
Statement of Changes in Beneficial Ownership of Securities; and
(iii) a Form 5, Annual Statement of Beneficial Ownership of
Securities, in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

      (2) do and perform any and all acts for and on behalf
of Russell R. Garcia which may be necessary or desirable to complete and execute such Form 3, Form 4, and Form 5 report(s) and to timely file such Form(s) with the United States Securities and Exchange
Commission and any stock exchange or similar authority; and

      (3) take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, Russell R. Garcia, it being understood that the documents executed by such attorney-in-fact on behalf of Russell R. Garcia pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-facts discretion.

      Russell R. Garcia hereby grants to such attorney-in-fact
full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as Russell R. Garcia might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such
attorney-in-fact, or such attorney-in-facts substitute or
substitutes,shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.
Russell R. Garcia acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of Russell R. Garcia, is not assuming, nor is the Company assuming, any of Russell R.
Garcias responsibility to comply with Section 16 of the Securities
Exchange Act of 1934.

      This Power of Attorney shall remain in full force and effect until revoked by Russell R. Garcia in a signed writing delivered to the foregoing attorney-in-fact.

      IN WITNESS WHEREOF, Russell R. Garcia has caused this Power of Attorney to be executed as of this 24th day of May, 2010.

Russell R. Garcia

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